SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



Date of Report :  December 16, 1999

(Date of earliest event reported)

Commission File No.:   333-38073-07

Merrill Lynch Mortgage Investors, Inc
Mortgage Pass-Through Certificates
Series 1999-C1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


Pending
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On December 16,1999 distribution was made to holders of Merrill Lynch Mortgage Investors, Inc Mortgage Pass-Through Certificates Series 1999-C1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)  Monthly  report  distributed  to holders  of Merrill  Lynch
           Mortgage Investors, Inc Mortgage Pass-Through Certificates Series 1999-C1 , relating to the December 16, 1999 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Merrill Lynch Mortgage Investors, Inc
                      Mortgage Pass-Through Certificates
                                 Series 1999-C1


              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: December 28, 1999



                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)     Monthly  report  distributed  to holders of  Mortgage
              Pass-Through Certificates, Series 1999-C1 Trust, relating to the
              December 16, 1999 distribution